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                                                                    EXHIBIT 10.1

                         AMENDMENT TO RIGHTS AGREEMENT

          Amendment (this "Amendment"), dated as of April 29, 1998, to the Rights Agreement, dated as of October 15, 1990 (the "Rights Agreement"), between Nevada Power Company, a Nevada corporation (the "Company"), and Chase Manhattan Bank, N.A., successor to Manufacturers Hanover Trust Company (the "Rights Agent"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Rights Agreement.

          WHEREAS, the Company, Sierra Pacific Resources, a Nevada corporation ("Parent"), LAKE Merger Sub, Inc. and DESERT Merger Sub, Inc. each a Nevada corporation and a wholly-owned subsidiary of Parent, have proposed to enter into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, among other things, the Company will merge into DESERT Merger Sub, Inc. (the "Merger") and each outstanding share of common stock of the Company will be converted into the right to receive cash or shares of common stock of Parent, subject to the terms and conditions of the Merger Agreement;

          WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement to render the Rights inapplicable to the Merger and the other transactions contemplated by the Merger Agreement;

          WHEREAS, the Company deems the following amendment to the Rights Agreement to be necessary and desirable and in the best interests of the holders of Rights Certificates; and

          WHEREAS, Section 27 of the Rights Agreement permits the Company from time to time to supplement and amend the Rights Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the parties agree as follows;

     1. Section 1(i) of the Rights Agreement is hereby amended to read in its entirety as follows:

          "(i) "Expiration Date" shall mean the earlier to occur of (a) October 14, 2000, and (b) immediately prior to the Effective Time of the Merger (each as defined in the Agreement and Plan of Merger, dated as of April 29, 1998, including any amendment or supplement thereto (the "Merger Agreement"), among Sierra Pacific Resources ("Parent"), LAKE Merger Sub, Inc., DESERT Merger Sub, Inc. and the Company)."

     2. Section 1(gg) of the Rights Agreement is hereby amended by adding the following new paragraph at the end thereof:

          "Notwithstanding anything in this Agreement that might otherwise be deemed to the contrary, none of Parent, any of its Affiliates or Associates or any of its permitted assignees or transferees shall be deemed a 10% Stockholder and
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     neither a Distribution Date nor a 10% Ownership Date shall be deemed to occur, in each such case, by reason of the approval, execution or delivery of the Merger Agreement, the consummation of the Merger (as defined in the Merger Agreement) or the consummation of the other transactions contemplated by the Merger Agreement."

     3. The Rights Agreement shall not otherwise be supplemented or amended by virtue of this Amendment, but shall remain in full force and effect. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same amendment and each of which shall be deemed an original.

                                       2
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                    Nevada Power Company



                                    By
                                      ----------------------------------
                                       Name:
                                       Title:



                                    CHASE MANHATTAN BANK, N.A.
                                    (successor to Manufacturers Hanover Trust
                                    Company), as Rights Agent



                                    By__________________________________
                                       Name:
                                       Title: